Exhibit 99.2

GREENFIRE RESOURCES INC. BUSINESS COMBINATION WITH M3 - BRIGADE ACQUISITION III CORP. DECEMBER 15, 2022

2 General Disclaimer and Confidentiality This confidential investor presentation (this “Presentation”) was prepared by M 3 - Brigade Acquisition III Corp . (the “SPAC” or “MBSC”) and Greenfire Resources Inc . (the “Company” or “Greenfire”) . This Presentation is for its intended audience and for informational purposes only and is not intended for reproduction or any further dissemination beyond its initial intended recipients without the consent of the SPAC and the Company, consistent with the terms of any confidentiality agreement entered into between the recipient of this Presentation and the SPAC and/or the Company, as the case may be . This Presentation has been prepared to assist parties in making their own evaluation with respect to the proposed transactions (the “Business Combination”) contemplated to be entered into by the SPAC, the Company and/or one or more of its affiliates and for no other purpose . It is not intended to form the basis of any investment decision or any other decisions with respect to the Business Combination . The information contained herein does not purport to be all - inclusive and none of the SPAC, the Company or any of their respective affiliates, directors or officers makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . This Presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination . This Presentation shall also not constitute an offer to sell, the solicitation of an offer to buy or a recommendation to purchase any securities of the SPAC, the Company or any of their respective affiliates in connection with the Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction . Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933 , as amended (the “Securities Act”) and from the prospectus requirements under applicable Canadian securities laws, for offers and sales of securities that do not involve a public offering . An investment in the securities of the SPAC or the Company is speculative and involves a high degree of risk . Investors must be prepared to bear the economic risks of any investment in the securities for an indefinite period and be able to withstand a total loss of their investment . Investors should carefully consider their own investigation and due diligence of the SPAC and/or the Company and the terms of any offering . You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The SPAC and the Company reserve the right to withdraw or amend for any reason any offering and to reject any subscription agreement for any reason . The communication of this Presentation is restricted by law ; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation . By accepting this Presentation, you acknowledge that you are (a) aware that United States and Canadian securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934 as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”) and applicable Canadian securities laws, and that you will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder, or applicable Canadian securities laws . The Company’s quarterly financial data included in this Presentation is based on financial data derived from the Company’s management accounts, which were prepared in accordance with International Financial Reporting Standards ("IFRS"), that have not been reviewed or audited and are subject to further review and update . This Presentation also includes references to non - IFRS financial measures . Such non - IFRS measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with IFRS . Non - IFRS measures include : Diluted bitumen sales, Undiluted bitumen sales, Realized bitumen sales, Cash Operating Netback, Adjusted Funds Flow, Free Cash Flow, Free Cash Flow netback, Unhedged Free Cash Flow Yield, EBITDA, Adjusted EBITDA and net debt . See "Specified Financial Measures" in the appendices of this Presentation for additional information relating to these non - IFRS measures . Additionally, to the extent that forward - looking non - IFRS financial measures are provided, they are presented on a non - IFRS basis without reconciliations of such forward - looking non - IFRS measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation . DISCLAIMER TABLE OF CONTENTS Transaction Details - Business Combination with M3 - Brigade Acquisition III Corp 5 Greenfire Resources – Assets, Strategy and Differentiation 12 Appendix - Management Team, Asset Benchmarking and Additional Strategic Details 27

3 Forward - Looking Statements This communication may contain certain forward - looking statements within the meaning of United States federal securities laws and applicable Canadian securities laws with respect to the proposed transaction between PubCo, MBSC, Greenfire and the other parties thereto . These forward - looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions . In addition to other forward - looking statements herein, there are forward - looking statements in this press release relating to the following matters : the expected terms and conditions of closing the Business Combination ; the expected timing for closing the Business Combination ; the targeting of 20 % annual production growth in 2023 ; 2022 and 2023 expected average annual bitumen production ; the expectation that Greenfire’s current capital plans will debottleneck the Hangingstone Expansion facility to a gross capacity of 35 , 000 bbls/d and the Hangingstone Demo facility to a capacity of 7 , 500 bbls/d ; Greenfire’s management team intent to continue to advance its growth - oriented strategy, focusing on its capital - efficient and lower - risk growth through optimization of existing production and reserves, while pursuing opportunistic inorganic growth opportunities ; Greenfire's intent to pursue a relatively low capital expenditure surface facility debottlenecking program to optimize its existing infrastructure for additional production growth potential at Expansion and Demo ; the expected potential for a material margin and netback uplift if the production growth plan is achieved ; the expectation that low decline, long life reserves with infrastructure and facilities already constructed could support a return of capital program, over time ; the expected benefits of being a publicly listed entity to improve Greenfire’s cost of capital, with public equity to possibly provide a platform for further consolidation of oil sands assets, should accretive opportunities to generate operational value arise ; the expectation that the Company will in a net cash position by the end of Q 2 2024 ; 2022 estimated unlevered free cash flow yield and unhedged EBITDA ; expected capital allocation strategy intend to focus on lower - risk optimizations of existing surface facilities and infrastructure, modest growth capital of ~US $ 40 million from Q 4 / 2022 to the first half of 2024 to debottleneck Expansion and Demo with no drilling planned and corporate investment threshold targets paybacks of approximately 6 months ; specific capital expenditure plans at both Expansion and Demo ; forecast 2023 gross and net production from Expansion and Demo ; expected significant production expansion potential with improved water handling performance ; expected potential solutions for quench and vapor handling ; potential plans to partially recommission plant 1 and the expected benefits thereof ; expected reduced costs, improved optionality and reduced emissions resulting from Demo truck rack offloading facility ; 2023 forecast EBITDA ; expected EBITDA for 2022 , 2023 , scenarios based on production and EBITDA at target debottlenecked capacity based on various commodity price sensitivities ; the expectation that Canadian product differentials will be less volatile moving forward as the Western Canadian basin is long pipeline egress with the potential for phased expansions moving forward ; the expected pro rata ownership following completion of the Business Combination ; and the expected sources and uses of funds related to the Business Combination . In addition, statements relating to estimates of reserves volumes and future net revenue associated with such reserves are considered forward - looking statements . Forward - looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties . Many factors could cause actual future events to differ materially from the forward - looking statements in this communication, including but not limited to : (i) the timing to complete the proposed business combination by MBSC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by MBSC ; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements relating to the proposed Business Combination ; (iii) the outcome of any legal, regulatory or governmental proceedings that may be instituted against PubCo, MBSC, Greenfire or any investigation or inquiry following announcement of the proposed Business Combination, including in connection with the proposed Business Combination ; (iv) the inability to complete the proposed Business Combination due to the failure to obtain approval of MBSC’s stockholders or the inability to receive approval of the proposed plan of arrangement in connection with the proposed Business Combination ; (v) Greenfire’s and PubCo’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the proposed Business Combination ; (vi) the ability of the parties to obtain the listing of PubCo’s common shares and warrants on the New York Stock Exchange upon the closing of the proposed Business Combination ; (vii) the risk that the proposed Business Combination disrupts current plans and operations of Greenfire ; (viii) the ability to recognize the anticipated benefits of the proposed Business Combination ; (ix) unexpected costs related to the proposed Business Combination ; (x) the amount of redemptions by MBSC’s public stockholders being greater than expected ; (xi) the management and board composition of PubCo following completion of the proposed Business Combination ; (xii) limited liquidity and trading of PubCo’s securities ; (xiii) geopolitical risk and changes in applicable laws or regulations ; (xiv) the possibility that Greenfire or MBSC may be adversely affected by other economic, business, and/or competitive factors ; (xv) operational risks ; (xvi) the possibility that the COVID - 19 pandemic or another major disease disrupts Greenfire’s business ; (xvii) litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on Greenfire’s resources ; (xix) the risks that the consummation of the proposed Business Combination is substantially delayed or does not occur ; (xx) risks associated with the oil and gas industry in general (e . g . , operational risks in development, exploration and production ; disruptions to the Canadian and global economy resulting from major public health events, the Russian - Ukrainian war and the impact on the global economy and commodity prices ; the impacts of inflation and supply chain issues and steps taken by central banks to curb inflation ; pandemic, war, terrorist events, political upheavals and other similar events ; events impacting the supply and demand for oil and gas including the COVID - 19 pandemic and actions taken by the OPEC + group ; delays or changes in plans with respect to exploration or development projects or capital expenditures) ; (xxi) the uncertainty of reserve estimates ; (xxii) the uncertainty of estimates and projections relating to production, costs and expenses ; (xxiii) health, safety and environmental risks ; (xxiv) commodity price and exchange rate fluctuations ; (xxv) changes in legislation affecting the oil and gas industry ; and (xxvi) uncertainties resulting from potential delays or changes in plans with respect to exploration or development projects or capital expenditures . The foregoing list of factors is not exhaustive . You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of MBSC’s registration on Form S - 1 (Registration Nos . 333 - 256017 and 333 - 260423 ), MBSC’s quarterly report on Form 10 - Q for the quarter ended September 30 , 2022 filed with the SEC on November 14 , 2022 , MBSC’s quarterly report on Form 10 - Q for the quarter ended June 30 , 2022 filed with the SEC on August 12 , 2022 , MBSC’s quarterly report on Form 10 - Q for the quarter ended March 31 , 2022 filed with the SEC on May 16 , 2022 , MBSC’s annual report on Form 10 - K for the year ended December 31 , 2021 filed with the SEC on April 15 , 2022 , the definitive proxy statement/prospectus of PubCo, when available, including those under “Risk Factors” therein and other documents filed by MBSC or PubCo from time to time with the SEC . These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward - looking statements . Forward - looking statements speak only as of the date they are made . Readers are cautioned not to put undue reliance on forward - looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of new information, future events, or otherwise . Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo, MBSC nor Greenfire will achieve its expectations . DISCLAIMER CONTINUED

4 Use of Projections This presentation contains projected financial information with respect to Greenfire and the combined entity following completion of the Business Combination . Such projected financial information constitutes forward - looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . See "Forward - Looking Statements" paragraph above . Actual results may differ materially from the results contemplated by the forecasted financial information contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Industry and Market Data In this Presentation, the Company or the SPAC may rely on and refer to certain information and statistics obtained from third - party sources which they believe to be reliable . Neither the Company nor the SPAC has independently verified the accuracy or completeness of any such third - party information . No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third - party information . Additional Information The SPAC intends to file with the SEC a proxy statement/prospectus relating to the proposed Business Combination, which will be mailed to its shareholders once definitive . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . The SPAC’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, the SPAC and the Business Combination . When available, the proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the SPAC as of a record date to be established for voting on the proposed Business Combination . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov . Participants in the Solicitation The SPAC and its directors and executive officers may be deemed participants in the solicitation of proxies from the SPAC’s shareholders with respect to the proposed Business Combination . A list of the names of those directors and executive officers and a description of their interests in the SPAC is contained in the SPAC’s Registration Statement on Form S - 1 as effective on October 21 , 2021 which was filed with the SEC and are available free of charge at the SEC’s web site at www sec gov . Additional information regarding the interests of such participants will be contained in the proxy statement for the proposed Business Combination when available . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the SPAC in connection with the proposed Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination will be included in the proxy statement/prospectus for the proposed Business Combination when available . CANADIAN PURCHASERS' RIGHTS OF ACTION Canadian purchasers in certain provinces of Canada may have certain statutory rights of action for damages or rescission in the event that this investor presentation is deemed to be an offering memorandum pursuant to applicable securities legislation in such provinces . For a description of such statutory rights of action, see "Canadian Purchasers' Rights of Action" in the appendices to this investor presentation . DISCLAIMER CONTINUED

OVERVIEW OF GREENFIRE RESOURCES

Greenfire Resources is an intermediate-sized and low-cost oil sands producer focused on responsible energy development in Canada

Company Highlights:

- **Opportunistic consolidator** of underdeveloped or misunderstood energy assets with a demonstrated ability to access capital from strategic stakeholders

- **Capital efficient and lower-risk growth** through optimization of its existing surface infrastructure and tier one oil sands reservoir at Hangingstone Expansion and Demo
  - Targeting **-20%** net consolidated annual production growth in 2023
  - Consolidated facility production capacity could reach approximately 33.8 mbbl/d net if all surface debottlenecking projects are successfully executed

- **High Free Cash Flow generation per barrel that is already competitive with oil sands peers of greater scale;** emphasis on limited capital investment and further structural cost reductions

Hangingstone Expansion
Net Capacity: 26.3 mbbl/d (75% Greenfire)(1)
Gross Capacity: 35 mbbl/d(1)



Hangingstone Demo
Capacity: 7.5 mbbl/d (100% Greenfire) (1)



Forecasted Production and Potential Capacity


Net Bitumen Production (mbbl/d)
40
35
30
25
20
15
10
5
-
20.6
3.8
16.8
24.8
5.7
19.1
33.8
7.5
26.3
2022E
2023E
Debottlenecked Capacity(1)
Expansion
Demo

Hangingstone - Athabasca Region
50 km south of Fort McMurray, Northern Alberta, Canada


SUNCOR
MacKay
SUNCOR
Firebag
Ft. McMurray
GREENFIRE RESOURCES
Hangingstone
Demo
Expansion
2 of 5 Tier-1 SAGD reservoirs
MEG ENERGY
cenovus
Christina Lake
Christina Lake

(1) Debottlenecked capacity – represents production capacity assuming all debottlenecking projects are successfully executed – does not represent annual production levels

5

William Gallagher Executive Vice President Matthew Perkal Chief Executive Officer Charles Garner Executive Vice President & Secretary OVERVIEW OF M3 - BRIGADE ACQUISITION III CORP. 6 Deep Expertise and Partnership Overview of our Sponsors ▪ M3 - Brigade Acquisition III Corp. (“M3 - Brigade” or “MBSC”) raised US$300 million at IPO in October 2021 ▪ Led by a management team with deep operational, investment, and acquisition experience ▪ M3 Partners is a New York - based financial advisory firm with an established track record of value creation across multiple industries ▪ Repeat SPAC sponsor with the M III Acquisition Corp. and IEA Energy Services LLC merger in 2018 (NASDAQ: IEA) ▪ IEA was acquired for $14/share in October 2022 ▪ M3 Partners was founded by Mohsin Y. Meghji, who has more than 25 years of management and advisory experience building value in companies ▪ Brigade is a leading global investment advisor with over US$27 billion in assets under management, specializing in credit - focused investment strategies ▪ 15 - year track record of successfully investing through numerous market cycles Mohsin Meghji Chairman of the Board

GREENFIRE RESOURCES & MBSC BUSINESS COMBINATION

Greenfire Resources and MBSC Agree to Combine

- On December 15, 2022, Greenfire Resources Inc. ("Greenfire") and M3-Brigade Acquisition III Corp. ("MBSC"), a New York Stock Exchange listed special purpose acquisition company, announced they have entered into a definitive agreement for a business combination that values Greenfire at US$950 million (the "Business Combination"). The closing of the Business Combination is expected to occur in Q2 2023.
- Greenfire's current executive team will continue to advance its growth-oriented strategy, focusing on capital-efficient and lower-risk production growth through optimization of existing infrastructure and operating conditions of its tier one reservoir at Hangingstone Expansion and Demo

Business Combination Merits

- Lower-risk Organic Production Growth Plan Provides Meaningful Upside Potential to Public Shareholders
    - Greenfire is implementing relatively low capital expenditure surface debottlenecking programs at Hangingstone Expansion and Demo to enable additional potential capacity for production growth at both existing facilities
    - Structural improvements in water handling capability have already been achieved via recently commissioned disposal wells at both sites
    - Greenfire is executing industry proven well optimization techniques to maximize production per well from its tier one reservoirs
    - These facility and well optimization plans target peer leading production growth of ~20%[(2)] in 2023 to 24.8 mbbl/d net vs. peer median of ~5%[(1)]
    - Beyond 2023, Greenfire is pursuing continued step change production growth to approximately 33.8 mbbl/d net by further optimizing well conditions, including from its inventory of offline well pairs, with approximately 33 of 56 wells currently online

- Significant Free Cash Flow Generation to Allow for a Return of Capital Plan for Public Shareholders
    - Existing strong netbacks and margins with unlevered free cash flow yield of ~26% in 2022E versus peer average of ~24%[(3)]
    - Potential for a material margin and netback uplift if the production growth plan is achieved
    - Low decline, long life reserves with infrastructure and facilities already constructed could support a return of capital program, over time

- Benefits of Being a Publicly-traded Company
    - As there are limited SAGD companies with material organic growth potential that is lower risk, Greenfire could be differentiated vs. public peers
    - Improve Greenfire's cost of capital and provide a public equity platform for potential consolidation of additional oil sands assets
    - Greenfire will pursue acquisition opportunities where it believes it can generate operational value in a transaction that is anticipated to be accretive to shareholders

Notes: Market data as of 11/23/22.
(1) Selected peers include MEG Energy, Baytex Energy, NuVista Energy, Athabasca Oil, and Crew Energy.
(2) Assumes average production of 24.8 mbbl/d in 2023 and 20.6 in 2022
(3) Unhedged unlevered free cash flow for Greenfire and public company peers. See slide 11 for more detail

7

BUSINESS COMBINATION DETAILS

Committed Business Combination Financing of US$100mm; Existing Greenfire Shareholders to Receive US$75mm

- **Institutional investors providing financing commitments of up to US$100mm to backstop any potential investor redemptions**
  - Financing commitment consists of US$50mm of common equity and US$50mm of convertible debt (the "Transaction Financing")
  - The common shares to be issued pursuant to the Transaction Financing will be issued at a price of US$10.10 per share
  - The convertible notes will bear interest at a rate of 9.0% per annum, to be paid quarterly and will have a maturity date of five years from the issue date. The convertible notes will be convertible into common shares at a price of US$13.00 per share (subject to adjustment in certain circumstances).
- **Use of proceeds includes US$75mm cash consideration to existing Greenfire shareholders; US$25mm of transaction expenses**
  - Total proceeds from the Business Combination, inclusive of Transaction Financing, to be capped at US$100mm
  - Transaction Financing will only be drawn if redemptions exceed US$200mm, to the extent required to generate net minimum cash of US$100mm
- **Consent obtained with the trustee under the trust indenture for Greenfire's existing Senior Secured Notes due August 2025 ("Senior Notes"), with the support of a majority of Senior Note holders, to allow the Business Combination and Transaction Financing to proceed and maintain substantially similar terms of the Senior Notes for the Combined Company**

Maintaining Significant Management Ownership in the Combined Company

- **Existing Greenfire management and employees anticipated to own approximately 15% of the combined company**
- **6 month lock up of shares and warrants held by Sponsor and certain current shareholders of Greenfire, subject to share price milestones**
- **Sponsor forfeiting 1/3 of founder shares (2.5mm) with an additional 10% of founder shares (0.75mm) subject to convertible debt proceeds being less than $25mm**

8

PRO-FORMA OWNERSHIP, CAPITALIZATION AND CASH
(US DOLLARS)

Scenario 1: 100% MBSC Investor Redemptions of SPAC Common Stock

Sources & Uses ($ millions)

Sources	Amount	%
Greenfire Rollover Equity	$637	67%
Rollover Net Debt	170	18%
SPAC Cash-in-Trust	-	-
PIPE Proceeds	100	11%
Sponsor Equity[1]	43	5%
Total Sources	**$950**	**100%**

Uses	Amount	%
Greenfire Rollover Equity	$637	67%
Rollover Net Debt	170	18%
Secondary Proceeds	75	8%
Sponsor Equity[1]	43	5%
Transaction Fees	25	3%
Total Uses	**$950**	**100%**

Capitalization Table & Pro Forma Ownership[2]

Capitalization Table ($ and shares in MMs)	Maturity	Amount Outstanding
Net Debt		**$170**
New Convertible Notes	Jun-28	50
Net Debt + Convertible Notes		**$220**
Total Shares at Close		72.3
(x) $10.10/share		$10.10
Post-Money Equity Value at $10.10/share		**$730**
Total Enterprise Value		$950

Pro-Forma Equity Ownership	Shares	% of Total
Existing Equity & Warrant Holders	63.1	87%
SPAC Investors	-	-
PIPE Common Equity	5.0	7%
Sponsor Equity	4.3	6%
Total Common Shares Outstanding	**72.3**	**100%**

- Based on WTI strip pricing as of November 23, 2022, and a WCS differential of US$15/bbl, the Company is expected to be in a net cash position by the end of Q2 2024

Note: Assumes existing net debt of US$170MM at closing as agreed upon by the parties. CAD converted to USD at 0.75
(1) Assumes sponsor shares contingent on convertible debt proceeds are not vested.
(2) Capitalization table assumes a US$10.10 share price and therefore excludes all out-of-the-money warrants which have a strike price of US$11.50 per share. New US$50MM notes are convertible at US$13.00 per share.

9

PRO-FORMA OWNERSHIP, CAPITALIZATION AND CASH (US DOLLARS)

Scenario 2: ~67% MBSC Investor Redemptions of SPAC Common Stock

Sources & Uses ($ millions)

Sources	Amount	%
Greenfire Rollover Equity	$630	66%
Rollover Net Debt	170	18%
SPAC Cash-in-Trust	100	11%
PIPE Proceeds	-	-
Sponsor Equity[1]	51	5%
Total Sources	**$950**	**100%**

Uses	Amount	%
Greenfire Rollover Equity	$630	66%
Rollover Net Debt	170	18%
Secondary Proceeds	75	8%
Sponsor Equity[1]	51	5%
Transaction Fees	25	3%
Total Uses	**$950**	**100%**

Capitalization Table & Pro Forma Ownership[2]

Capitalization Table ($ and shares in MMs)	Maturity	Amount Outstanding
Net Debt		**$170**
New Convertible Notes	Jun-28	-
Net Debt + Convertible Notes		**$170**
Total Shares at Close		77.2
(x) $10.10/share		$10.10
Post-Money Equity Value at $10.10/share		**$780**
Total Enterprise Value		$950

Pro-Forma Equity Ownership	Shares	% of Total
Existing Equity & Warrant Holders	62.3	81%
SPAC Investors	9.9	13%
PIPE Common Equity	-	-
Sponsor Equity	5.0	6%
Total Common Shares Outstanding	**77.2**	**100%**

- Based on WTI strip pricing as of November 23, 2022, and a WCS differential of US$15/bbl, the Company is expected to be in a net cash position by the end of Q2 2024

Note: Assumes existing net debt of US$170MM at closing as agreed upon by the parties. CAD converted to USD at 0.75
(1) Assumes sponsor shares contingent on convertible debt proceeds are vested.
(2) Capitalization table assumes a US$10.10 share price and therefore excludes all out-of-the-money warrants which have a strike price of US$11.50 per share.

10

44% 33% 26% 24% 24% 24% 23% 20% – 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Greenfire Resources (29.5 mbbl/d)(3) Greenfire Resources (25 mbbl/d)(3) Greenfire Resources (21 mbbl/d)(3) Crew Energy Athabasca Oil Corp. Baytex Energy Meg Energy Nuvista Energy 3.5x 3.5x 3.1x 3.0x 2.9x 2.9x 2.5x 2.2x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x Meg Energy Greenfire Resources (21 mbbl/d)(3) Nuvista Energy Athabasca Oil Corp. Baytex Energy Greenfire Resources (25 mbbl/d)(3) Crew Energy Greenfire Resources (29.5 mbbl/d)(3) VALUATION RELATIVE TO PEERS EV / 2022E Unhedged EBITDA (1)(2) 2022E Unhedged Unlevered Free Cash Flow Yield (%) (1)(3) 2022A/E Base Case production of 20.6 mbbl/d 2023E Base Case production of 24.8 mbbl/d ▪ Greenfire’s pro - forma 2022E unlevered free cash flow yield of 26%, before hedging, is amongst the highest of its Canadian peers (1) ▪ The Business Combination will be executed at a 2022E Enterprise Value / EBITDA multiple (2) , before hedging, that is largely inline with other pure play SAGD producers at 3.5x and Canadian peers at 3.0x ▪ As Greenfire’s production growth potential appears differentiated compared to most oilsands and Canadian peers, applying forward growth prospects to 2022E, on an illustrative pro - forma basis, provides upside to both valuation metrics Median: 2.9x Median: ~24% Production at Target Debottlenecked Capacity of 33.8 mbbl/d (4) Source: Capital IQ, Wall street research, Company filings Note: Market data as of 11/23/2022. Unlevered free cash flow and EBITDA metrics exclude the impact of hedges. (1) Greenfire projections are based on internal estimates for all three scenarios. Greenfire’s 2022E EBITDA and unlevered free ca sh flow in 4Q 2022 based on WTI pricing of ~$83/bbl and WTI - WCS differential of ~US$15/bbl (2) Unhedged EBITDA calculated as analyst consensus EBITDA adjusted for the cash impact of hedges using Wall street consensus est ima tes for all selected Greenfire peers. (3) Unhedged unlevered free cash flow defined as consensus EBITDA before hedging, less capital expenditures for all selected Gree nfi re peers; Unhedged unlevered free cash divided by projected Enterprise Value to calculate yield (4) Production at target debottlenecked capacity of 35 mbbl/d gross at Hangingstone Expansion and 7.5 mbbl/d at Hangingstone Demo ; i ncludes forecasted production impact from annual turnarounds in September for annual net production of ~32.4 mbbl/d Legend 11

GREENFIRE RESOURCES Assets, Strategy and Differentiation

CORPORATE STRATEGY & OVERVIEW

Intermediate-sized and low-cost oil sands producer focused on responsible energy development in Canada; demonstrated ability to access capital via strategic stakeholders

- **Opportunistic consolidator** of underdeveloped or misunderstood energy assets
- **Capital-efficient and lower-risk growth through optimization of existing production and reserves**
- **High FCF generation per barrel** with an emphasis on structural cost reductions and limited capital investment



Optimizing **two SAGD facilities** with the same **tier 1 reservoir**

- **Hangingstone Expansion:** Increasing well productivity & debottlenecking surface infrastructure
- **Hangingstone Demo:** Debottlenecking infrastructure & extending reserve life

Operational Overview

	Hangingstone		
	Expansion	Demo	Consolidated
Working Interest	75%	100%	
Current Net Production *(mbbl/d)*	18	4	22
2P Reserves *(mmbbl)* [1]	221	24	245
2P NPV10 BT *(C$ bn)* [1]	C$2.3	C$0.4	C$2.7

Financial Overview

Warrants ID (CUSIP)	36136L112
Senior Notes ID (CUSIP)	36136LAA2

9 Months Ended Sept. 2022 Results

	Expansion	Demo	Consolidated
Net Production *(mbbl/d)*	17	4	21
Realized Bitumen Sales *(C$/bbl)*	**$93.1**	**$96.8**	**$93.8**
Transportation & Marketing	($7.4)	($16.5)	($9.0)
Royalties	($7.4)	($7.6)	($7.5)
Operating Expenses	($15.5)	($45.4)	($20.7)
Operating Netback	**$62.8**	**$27.4**	**$56.6**
Capital Expenditure	($2.0)	($17.6)	($4.4)
Operating FCF Netback	**$60.8**	**$9.8**	**$51.9**

(1) McDaniel & Associates Consultants Ltd. ("McDaniel"), Greenfire's independent qualified reserves evaluators, evaluated Greenfire's reserves and associated values as of November 1, 2022, in accordance with the Canadian Oil and Gas Evaluation Handbook using average of McDaniel, Sproule Associated Limited and GLJ Ltd. forecasted pricing as of October 1, 2022.

13

0.0x 0.5x 1.0x 1.5x Athabasca Cenovus Suncor MEG Greenfire Q3 2022 Net Debt / 9 Months 2022 Annualized Adjusted Funds Flow 0.0x 1.0x 2.0x 3.0x 4.0x Cenovus MEG Suncor Greenfire Athabasca Christina Lake Christina Lake Firebag Expansion Leismer 9 Months Ended Sept. 2022 SOR - Steam Oil Ratio $0 $20 $40 $60 $80 MEG Greenfire Suncor Cenovus Athabasca 9 Months Ended Sept. 2022 Op FCF Netback (C$/bbl) COMPARISON TO OILSANDS COMPETITORS Tier - 1 oilsands reservoir drives higher netback • Reduced operating costs with relatively low SOR • No downhole pumps or associated costs, since production naturally flows to surface • Extended periods without well workover capital Growth with minimal capital requirements and low financial leverage • Targeting sustained production growth from surface optimizations with modest capital expenditure • SOR of ~ 3.0x at Expansion as of 9 months ended 2022, with optimization ongoing • Strong balance sheet at Net Debt/9 Months 2022 Annualized Adjusted Funds Flow of ~1.1x, with intent to further deleverage under base operating plan featuring limited capital requirements Denotes Peer Average 14

COMPANY HISTORY & KEY PARTNERSHIPS Greenfire Resources • The Greenfire team received the 2020 Oilsands Energy Excellence Award for the precedent - setting restart of Hangingstone Demo • A cquired operatorship of Hangingstone Expansion in September 2021 Trafigura • One of the world’s largest logistics and commodity trading houses • Trafigura is Greenfire’s exclusive production marketer , and provides funding, transportation and logistical support Private Equity Sponsorship • McIntyre and Griffon Partners each have a track record of building successful businesses and generating outsized returns for partners 15

TRAFIGURA: A KEY STRATEGIC STAKEHOLDER

A Symbiotic Relationship

- Strategic stakeholder and capital provider
- Trafigura is Greenfire's exclusive production marketer, and provides funding, transportation and logistical support

Amplified Commitment

- Trafigura assumed transportation and marketing commitments at Hangingstone Expansion as well as associated pipeline obligations

TRAFIGURA

Wide Reach & Influence

International commodity trading company with FY2022 revenue of ~US$319 billion and book equity of ~$15 billion

Industry Specialist

One of the world's top three independent oil and petroleum product traders, with a track record of operational excellence

16

Differentiation 1. Demonstrated ability to grow production with limited capital spending, leading to high FCF/bbl 2. Strategic cooperation with Trafigura 3. Strong ESG focus with carbon intensity already reduced and now anticipate generating carbon credits Objectives 1. Near term : Focus on asset optimization, structural cost reductions, and acquisition synergies 2. Medium term : Optimize production beyond 30 mbbl/d net with limited capital expenditures 3. Longer term: Capital efficient production growth to ~35 mbbl/d net CORPORATE DIFFERENTIATION & OBJECTIVES Plant Turnarounds • Hangingstone Expansion acquired Sept 17, 2021 • Consolidated gross operated production of ~ 28 m bbl/d; only 33 of a total 56 well pairs online • Not all wells on production are at optimized conditions 17 10,000 15,000 20,000 25,000 30,000 35,000 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Bitumen Rate (bbl/d) Hangingstone Expansion + Demo Greenfire Gross Greenfire Net Plant Turnaround Plant Turnaround Note: Greenfire Resources estimates; production data as of November 24, 2022

0 200 400 600 800 1,000 1,200 1,400 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 28,000 30,000 Average Bitumen Rate Per Well (bbl/d/well) Bitumen Rate (bbl/d) Hangingstone Expansion (Gross) Bitumen Rate (bbl/d) bbl/d per well Greenfire acquired Expansion in Sept ember 2021 Plant Turnaround Since acquiring Expansion in September 2021: • Doubled the average bitumen rate per well • Increased production 20% from ~21,000 to ~25,000 bbl/d; recognized the opportunity to debottleneck for further sustained growth • Currently 26 of 32 wells online at Expansion Expansion presents low risk opportunities to further enhance production using proven industry best practices with limited capex: • Water handling and surface facility debottlenecking • Subcool/reservoir management • NCG co - injection and optimized steam injection Executing structural operating and capital cost reductions: • Operating: process and workforce optimization • Capital: future development rationalization HANGINGSTONE EXPANSION (75% WI) DOUBLED Average Bitumen Production Per Well in 2 Months Following the Acquisition 2.9x SOR Plant Turnaround 18 Note: Greenfire Resources estimates; production data as of November 24, 2022

0 200 400 600 800 1000 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Average Bitumen Rate Per Well (bbl/d/well) Bitumen Rate (bbl/d) Hangingstone Demo Bitumen Rate (bbl/d) bbl/d per well • Tripled production per well relative to prior operator, with lower costs, by implementing proven production enhancement measures • Plan to extend reserve - life through optimization of steam injection, reservoir management and cost reductions • Increase recoverable oil and reserves from existing infrastructure • Minimize capital for new wells based on industry declines and recovery factors • Leaner organization and entrepreneurial culture • Impactful transportation and marketing synergies with Hangingstone Expansion HANGINGSTONE DEMO (100% WI) • 9 Months Ended September 2022: • ~3,640 bbl/d; 7 /24 well pairs online • Average of 520 bbl/d per well • Not all wells at optimized conditions • April 2016: Legacy operator average production (prior to shut - in) : • 4,496 bbl/d; 22/24 well pairs online • Average 204 bbl/d per well Plant Turnaround 19 Note: Greenfire Resources estimates; production data as of November 24, 2022 Plant Turnaround

GROWTH CAPITAL PROJECTS

CAPITAL ALLOCATION STRATEGY	• Lower-risk optimizations of existing surface facilities and infrastructure • Modest growth capital of ~US$40 million from Q4/2022 to the first half of 2024 to debottleneck Expansion and Demo; no drilling planned • Corporate investment threshold targets paybacks of approximately 6 months
HANGINGSTONE EXPANSION	• Currently conditioning the first water disposal well at the site to fundamentally improve water handling capability • Implementation of cold-water quench and vapor handling to optimize production by limiting surface pressures • Lateral pipeline capacity expansion to facilitate future growth
HANGINGSTONE DEMO	• Commissioned the truck rack offloading facility at Expansion to accept Demo volumes to lower transportation and logistical costs • Partial recommission of Plant 1 for additional oil processing capacity • Like Expansion: currently conditioning the first water disposal well at the site; implementation of cold-water quench and vapor handling

20

2023 PRODUCTION GROWTH FORECAST vs. 2022E FORECASTED PRODUCTION GROWTH 21 • Budgeting 2023E annual consolidated net production of ~24.8 mbbl/d, a 20% increase from 2022E 2023E Budget Gross Production (mbbls/d) 2023E Budget Net Production (mbbls/d) 2022E Forecast Net Production (mbbls/d) Net 2023E Growth (mbbls/d) Net 2023E Growth (%) Expansion 25.4 19.1 16.8 2.3 14% Demo 5.7 5.7 3.8 1.9 50% Consolidated 31.1 24.8 20.6 4.2 20% Forecasted 2023 Net Production by Asset and Consolidated Greenfire acquired Expansion in Sept ember 2021 *T/A *T/A Note: Actual production data as of November 24, 2022; “T/A” denotes annual scheduled maintenance / turnaround *T/A

Closed Process System Constraints • Limited water handling capabilities • Restricts the number of wells on production Disposal Wells to Improve Capacity • One disposal well drilled at both Expansion and Demo, regulatory approval received and in service as of September 2022 • Conditioning process with water disposal wells underway to optimize performance Timing and Impact • At Demo , potential to attain ~ 6.5 mbbls/d with additional wells, depending on water handling performance • At Expansion , potential for ~ 31 mbbls/d gross (~23 mbbls/d net) with water disposal well as part of the total debottlenecking solution WATER DISPOSAL WELLS Significant production expansion potential with improved water handling performance 22

Quench Water Constraints • Colder water used to cool produced fluids to reduce vapor and pressure in order to optimize production • Challenge: Pipeline used for cold water delivery partially plugged due to prior operations • Solution: Temporary fix using tanks/pumps, but requiring a longer - term solution with water wells and quench lines EXPANSION – QUENCH & VAPOR HANDLING Vapor Constraints • Issue: Limited capacity from produced gas separator • Issue: Erosional velocity in the lines • Solution: Add additional quench water capacity to reduce vapor and install additional vapor lines for expanded capacity 23

Plant 1 • Decommissioned in 2015 by prior operator • Potential to recommission the oil processing equipment to handle additional production Timing and Impact • Timing dependent on regulatory approval and having the disposal well in operation • Potential to further increase production in addition to the uplift from Demo’s water disposal well DEMO – PLANT 1 PARTIAL RECOMMISSIONING 24

1,000 Kilometers vs 10 Kilometers • Production from Demo was previously trucked to a pipeline sales point: 1,000 km round trip • Q3 2022 trucking cost: ~ C$13 per barrel • The truck rack offloading facility at Expansion enables the delivery of Demo volumes: 10 km round trip Cost Savings and Optionality • Provides an attractive option to sell Demo production via pipeline through existing facilities • Potential cost savings: ~ C$6 per barrel • Commissioned in October 2022 ESG and Emissions Impact • Meaningful reduction of emissions • Equivalent to roughly 3,400 passenger vehicles removed from the road each year DEMO – TRUCK RACK Truck rack offloading facility to reduce costs, improve optionality and reduce emissions 25 Truck Rack Commissioned in October 2022

2023E EBITDA SENSITIVITY TO PRODUCTION LEVELS & WTI PRICES (EBITDA in US Dollars) 26 Annual 2023 EBITDA (US$mm) at Various Production Levels 2022E Production 2023E Budget Production Production at Target Debottlenecked Capacity (1) 20.6 mbbl/d 24.8 mbbl/d 32.4 mbbl/d WTI Scenario (US $/bbl) US$65/bbl $68 $119 $208 US$70/bbl $95 $152 $253 US$75/bbl $118 $182 $293 US$80/bbl $139 $210 $330 US$85/bbl $160 $237 $365 US$90/bbl $181 $262 $399 Notes: Assumes 2023 WTI - WCS differential of ~US$15/bbl, and CAD/USD exchange rate of 0.75; includes impact of 2023 commodity hed ges in all scenarios (1) Target debottlenecked production of 35 mbbl/d gross at Hangingstone Expansion and 7.5 mbbl/d at Hangingstone Demo; includes f ore casted production impact from annual turnarounds in September • Assuming 2023E budget production of 24.8 mbbl/d, WTI pricing of US$80/bbl and a normalized WCS differential of ~US$15/bbl, Greenfire’s 2023E EBITDA is forecasted to be ~US$210mm • Greenfire’s 2023E EBITDA is sensitized below across several production scenarios and WTI prices; higher production and commodity prices represent a material source of possible upside to EBITDA forecasts

APPENDIX Management Team, Asset Benchmarking & Additional Strategic Details

MANAGEMENT TEAM Team Member Prior Employers Robert Logan MPBE, P.Eng., PE President and CEO David Phung P.Eng., CFA CFO Kevin Millar C.E.T. SVP Operations & Steam Chief Alberta Ma P.Eng. SVP Engineering Crystal Park P.Eng., MBA SVP Corporate Development 28

STEAM ASSISTED GRAVITY DRAINAGE (SAGD)

Enhanced oil extraction method where bitumen is heated and pumped out of the ground, leaving most residual solids behind

SAGD In-situ Oil Sands Extraction

- ~80% of Alberta's bitumen is too deep for mining and must be extracted in-place (or in-situ) using steam
- Has a much smaller footprint than oil sands mining, and uses less water with no tailings stream


PRODUCER WELL
INJECTOR WELL
CAPROCK
STEAM
STEAM RISES AND HEATS BITUMEN
OIL & WATER
UNRECOVERED HEAVY OIL
STEAM CHAMBERS

1. Dual-pair of horizontal wells drilled one above the other, approximately 5 m apart
2. Well depth can vary from 150 to 450 m; length up to 1,000 m
3. High pressure steam injected into top well, or injection well, heating the surrounding bitumen
4. As the bitumen warms up, it liquifies and begins to gravity flow to the lower well (producing well)
5. Bitumen and condensed steam emulsion from the lower well are pumped to the surface and sent to a processing plant to separate the bitumen and water
6. Recovered water is treated and recycled back into the process
7. Bitumen is usually diluted with condensate and sold to market

Source: Alberta Innovates

29

ASSET MAP & GEOGRAPHIC OVERVIEW Hangingstone Demo Hangingstone Expansion 50 km south of Fort McMurray, Northern Alberta, Canada Christina Lake Firebag Hangingstone Ft. McMurray MacKay Christina Lake 2 of 5 Tier - 1 SAGD reservoirs Demo Expansion Hangingstone Demo Capacity: 7.5 mbbl/d (100% Greenfire) Hangingstone Expansion Net Capacity: 26.3 mbbl/d (75% Greenfire) (1) Gross Capacity: 35 mbbl/d (1) 30 (1) Fully debottlenecked target capacity

ATTRIBUTES OF A TIER 1 SAGD RESERVOIR

Tier 1 SAGD reservoirs have **no top gas, bottom water or lean zones**

- These "thief zones" provide an unwanted outlet for steam and reservoir pressure
- Thief zones require costly downhole pumps and recurring pump replacements to achieve targeted production rates, leading to higher capital and opex spending

Tier 1 wells **flow to surface with natural lift;** not requiring downhole pumps or gas lift

Greenfire has **two of the five** Tier 1 SAGD assets in Alberta, and:

- Large leases with significant bitumen resources in place
- Proven caprock reliability
- Limited legacy wells to risk well integrity, environmental damage or higher ARO

Tier 1 Reservoir

- No Top Gas
- No Lean Zones
- No Bottom Water


Gross Sand Interval
Top SAGD Pay
Base SAGD Pay

Tier 2 & 3 Reservoir

Combination of one, two or three thief zones:

- Top Gas
- Lean Zones
- Bottom Water


Gross Sand Interval
Top SAGD Pay
Base SAGD Pay
Bottom Water
Gross Sand Interval
Top Gas
Lean Zone
Top SAGD Pay
Base SAGD Pay

31

0 50 100 150 200 250 300 350 400 West Ells - Sunshine Oilsands McKay River - Everest Canadian Hangingstone Demo - Greenfire MacKay River - PetroChina Tucker - Strathcona Resources Hangingstone - Athabasca Oil Corp Orion - Strathcona Resources Great Divide - Connacher Oil & Gas Long Lake / Kinosis - CNOOC Lindbergh - Strathcona Resources Blackrod Pilot - International Petroleum BlackGold - Harvest Operations Kirby - Canadian Natural Resources Sunrise - Cenovus Leismer - Athabasca Oil Corp Hangingstone Expansion - Greenfire MacKay River - Suncor Firebag - Suncor Surmont - ConocoPhillips Foster Creek - Cenovus Jackfish - Canadian Natural Resources Christina Lake - MEG Energy Christina Lake - Cenovus Recent Production and Capacity (mbbl/d) Recent Production (mbbl/d) Capacity (mbbl/d) 0 2 4 6 8 10 12 14 16 Estimated SOR (x) - RHS Estimated SOR (x) - RHS SAGD BENCHMARKING FACILITY PRODUCTION RELATIVE TO CAPACITY VS. SOR Source: AER, Greenfire Resources internal estimates; data as of December 9, 2022 32

0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 West Ells - Sunshine Oilsands McKay River - Everest Canadian Tucker - Strathcona Resources MacKay River - PetroChina Great Divide - Connacher Oil & Gas Lindbergh - Strathcona Resources MacKay River - Suncor Long Lake / Kinosis - CNOOC Orion - Strathcona Resources Hangingstone - Athabasca Oil Corp Leismer - Athabasca Oil Corp Christina Lake - MEG Energy Jackfish - Canadian Natural Resources Kirby - Canadian Natural Resources BlackGold - Harvest Operations Hangingstone Demo - Greenfire Foster Creek - Cenovus Sunrise - Cenovus Firebag - Suncor Christina Lake - Cenovus Surmont - ConocoPhillips Hangingstone Expansion - Greenfire Production Per Producing Well Pair (bbl/d) Production Per Producing Well Pair (bbl/d) 0 100 200 300 400 500 600 700 800 900 1,000 Producing Well Pairs + Offline Well Pairs Producing Well Pairs Offline Well Pairs 0 33 SAGD BENCHMARKING WELL PAIR PRODUCTIVITY VS. WELLS IN SERVICE Source: AER, Greenfire Resources internal estimates; data as of December 9, 2022

SAGD – COMPETITOR POSITIONING, SPENDING & PRODUCTION Total In - Situ Bitumen Production (mmbbl/d) Total Expenditures for In - Situ Operations (C$ billion) Christina Lake Foster Creek Christina Lake Sunrise Firebag MacKay River Black Gold Jackfish Kirby Surmont Long Lake / Kinosis Algar / Great Divide Hangingstone Expansion / Demo Leismer / Corner Hangingstone McKay River MacKay River West Ells Source: AER and CAPP Fort McMurray 34 0 0.2 0.4 0.6 0.8 1 1.2 1.4 1.6 1.8 Athabasca Region – Northern Alberta $0 $5 $10 $15 $20 $25 $30 $35 Capex Opex Royalties Total

REGIONAL INFRASTRUCTURE Greenfire Assets near major pipeline systems, with a combination of firm and interruptible transportation for blend and diluent without being burdened by unmanageable long - term commitments Blend Transportation • Expansion to Cheecham via the Enbridge Lateral • 54 mbbl/d diluted bitumen capacity • Expandable to 69 mbbl/d with additional pumps and 86 mbbl/d with a booster station • Cheecham to Edmonton via the Enbridge Waupisoo Pipeline Diluent Transportation • Edmonton to Expansion via the Polaris Pipeline Natural gas via NGTL; gross firm capacity of 35,000 GJ/d Electricity via Alberta grid 35

Marketing strategy focuses on Edmonton as sales point • Providing access to North American markets including heavy oil refining destinations in the US Midwest and Gulf Coast via Enbridge or Keystone pipeline networks • Future opportunity to market volumes west via the Trans Mountain Expansion Project Diluted bitumen is sold within the Western Canada Dilbit (WDB) stream; an established ~150+ mbbl/d commingled heavy stream with broad market acceptance MARKETS & REGIONAL PRICING Source: Enbridge; capacities represent annual averages before restrictions Enbridge: Oil Sands Regional System Configuration 36

NORTH AMERICAN HEAVY OIL PIPELINES & MARKETS Canada Heavy Oil Exports to U.S. (mmbbl/d) U.S. Heavy Oil Imports by Country (mmbbl/d) Source: BMO Capital Markets 37 PADD I PADD II PADD III PADD IV PADD V Delivery Pipelines Other Pipelines

• Canadian product differentials are expected to be relatively less volatile moving forward as the Western Canadian basin is long pipeline egress with the potential for phased expansions over time • WCS expected to be set by pipeline economics (~US$11 - 13/bbl differential to WTI) vs. rail (~US$15 - 25/bbl differential to WTI) ov er time • Major factors driving Canadian oil price differentials are local supply, egress and demand • Further WCSB volume growth will require phased expansions as well as the Trans Mountain Expansion CANADIAN CRUDE TAKEAWAY CAPACITY vs. SUPPLY Western Canada - Basin Takeaway Capacity vs. Supply Growth Scenario (mmbbl/d) Historical WCS Differential to WTI (US$/bbl) 38 Note: Market data as of November 24, 2022 Source: BMO Capital Markets, Alberta Economic dashboard, EIA ($60) ($50) ($40) ($30) ($20) ($10) $0 10 Year 5 Year 3 Year LTM 2022 to Date ($17) ($16) ($14) ($18) ($17) Average WTI-WCS Differential (US$/bbl)

SUSTAINABILITY - ENVIRONMENTAL

Greenfire optimization and efficiencies lead to lower carbon intensity and less waste

SUSTAINABILITY PROGRAM

Lower Facility Carbon Intensity

Optimization and efficiency gains have Expansion and Demo on pace to reduce carbon emissions per barrel by 40% relative to the prior operator

Reduced Diluent Use & Waste

More attentive operations team and processes to operate equipment at enhanced conditions to reduce diluent loss and usage.

Transportation & Travel Mileage

Transportation and marketing synergies with Expansion can eliminate 1,000 km of trucking per load at Demo

Operating sites with 60% fewer people relative to prior operator, which removes significant transportation mileage.

Water Quality & Recycling

Operating with higher quality boiler feed water and water quality standards, which consumes less hydrocarbon.

Greenfire has achieved a 99.8% water recycle with minimal make-up.

Fugitive Emissions Monitoring

Annual fugitive emissions studies to proactively identify and rectify any potential leaks.

39

CANADIAN ENERGY & ESG • Canada places #1 when independently ranked vs. top reserve holding countries on governance, social progress and environmental performance • Alberta’s energy sector has virtually eliminated non - routine flaring and is now one of the lowest flaring producers in the world , despite being the fourth largest global oil producer 1) ESG Ranking Footnotes • Exhibits and data source: BMO Capital Markets, June 2021. • The Environmental Performance Index (EPI) is created jointly by Yale/Columbia Universities in collaboration with the World Ec ono mic Forum and ranks 180 countries on 24 performance indicators on environmental health and ecosystem vitality. • The Social Progress Index (SPI) is developed by the Social Progress Imperative and ranks 149 countries on 51 measures of soci al responsibility that are independent of economic indicators. • World Bank’s Worldwide Governance Indicators (WGI) rank over 200 countries on six dimensions including political stability, r egu latory quality and corruption control. Top Gas Flaring Countries vs. Canada 1 Flaring Intensity by Oil Producing Country 1 (mcf/bbl) (bcf) ESG Metrics vs. Top Reserve Holders (indexed) 1 40

Risk management program mandates hedging at least 50% of corporate PDP bitumen volumes on a rolling 12 - month basis, tested quarterly • WTI Hedges • 26% swaps: averaging ~US$64/bbl • 74% puts: US$50/bbl Strike • 28% calls sold: averaging ~US$88/bbl • WCS Differential Hedges • 100% swaps: averaging ~US$15/bbl HEDGING & RISK MANAGEMENT > 50% of PDP hedged Corporate PDP Bitumen on rolling 12 - month basis; tested quarterly 41 Note: Previous hedging obligations mandated hedging 75% of corporate PDP bitumen volumes on a rolling 18 - month basis, tested quarterly - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Hedged Volumes (bbl/d) Current WTI and WCS Differential Hedge Volume Profile Current WTI Hedged Volumes Required WTI Hedge Volumes - 50% of PDP WCS Differential Hedges - Elective

$1,002 $1,288 $428 PDP PUD PROB 40 148 57 PDP PUD PROB INDEPENDENT RESERVES OVERVIEW (Canadian Dollars) 42 ▪ Greenfire’s independent reserves evaluator, McDaniel and Associates, estimates total proved plus probable reserves of 245 mil lio n barrels with a NPV10 before tax value of ~C$2.7 billion as of November 1, 2022, at 3 Consultant Average pricing 245 mmbbl ~C$2,718 million Reserves NPV10 BT by Asset and Category (C$ million) Consolidated Reserved Volume By Category (mbbls) Consolidated Reserves NPV10 BT by Category (C$ million) Note: NPV10 values shown on a pre - tax basis and in Canadian dollars. Source: McDaniel & Associates Consultants Ltd. (“McDaniel”), Greenfire's independent qualified reserves evaluators, evaluated Gr eenfire's reserves and associated values as of November 1, 2022, in accordance with the Canadian Oil and Gas Evaluation Handbook using average of McDaniel, Sproule Associated Limited and GLJ Ltd. forecasted pricing as of October 1, 2022. $238 $765 $1,002 $62 $1,226 $1,288 $94 $334 $428 $394 $2,325 $2,718 – $500 $1,000 $1,500 $2,000 $2,500 $3,000 Demo Expansion Consolidated PDP PUD PROB

HISTORICAL FINANCIALS & OPERATING COST STRUCTURE (Canadian Dollars)

- Quarterly Results : Cash Operating Netback - by Asset and Consolidated:
  - C$ Thousands and C$ Per Bitumen Barrel Sold

	C$ Thousands				C$ Per Barrel Bitumen Sold			
	Q4 2021	Q1 2022	Q2 2022	Q3 2022	Q4 2021	Q1 2022	Q2 2022	Q3 2022
WTI	$77.19	$94.29	$108.41	$91.55	$77.19	$94.29	$108.41	$91.55
WCS Differential	($14.64)	($14.53)	($12.80)	($19.86)	($14.64)	($14.53)	($12.80)	($19.86)
Expansion								
Diluted bitumen sales[(1)(2)]	$192,491	$259,426	$277,517	$184,847	$76.44	$98.47	$120.60	$98.24
Diluent expense	($86,409)	($110,981)	($105,195)	($65,893)	($14.91)	($14.48)	($12.49)	($10.80)
Realized bitumen sales[(1)]	**(106,082**	**$148,445**	**$172,322**	**$118,953**	**$61.53**	**$83.99**	**$108.11**	**$87.44**
Transportation & marketing	($12,086)	($12,720)	($11,350)	($10,817)	($7.01)	($7.20)	($7.12)	($7.95)
Royalties	($5,900)	($9,337)	($15,595)	($10,134)	($3.42)	($5.28)	($9.78)	($7.45)
Operating expense- energy	($11,877)	($12,681)	($15,717)	($12,359)	($6.89)	($7.17)	($9.86)	($9.09)
Operating expense- non-energy	($9,451)	($11,225)	($10,568)	($10,652)	($5.48)	($6.35)	($6.63)	($7.83)
Cash operating netback[(1)]	**$66,768**	**$102,483**	**$119,092**	**$74,991**	**$38.73**	**$57.98**	**$74.71**	**$55.13**
Bitumen sales volumes (bbls/d)	18,742	19,639	17,517	14,787	18,742	19,639	17,517	14,787
Demo								
Undiluted bitumen sales[(1)]	$23,494	$33,338	$38,277	$24,703	$65.94	$88.41	$110.28	$91.31
Diluent expense	-	-	-	-	-	-	-	-
Realized bitumen sales[(1)]	**$23,494**	**$33,338**	**$38,277**	**$24,703**	**$65.94**	**$88.41**	**$110.28**	**$91.31**
Transportation & marketing	($4,651)	($5,808)	($6,059)	($4,522)	($13.05)	($15.40)	($17.46)	($16.72)
Royalties	($913)	($2,503)	($3,193)	($1,824)	($2.56)	($6.64)	($9.20)	($6.74)
Operating expense- energy	($6,555)	($6,691)	($9,303)	($6,381)	($18.40)	($17.74)	($26.80)	($23.59)
Operating expense- non-energy	($8,423)	($6,857)	($8,848)	($7,115)	($23.64)	($18.18)	($25.49)	($26.30)
Cash operating netback	**$2,952**	**$11,480**	**$10,874**	**$4,860**	**$8.29**	**$30.44**	**$31.33**	**$17.97**
Bitumen sales volumes (bbls/d)	3,873	4,190	3,814	2,941	3,873	4,190	3,814	2,941
Consolidated								
Oil sales	$215,985	$292,764	$315,794	$209,550				
Diluent expense	($86,409)	($110,981)	($105,195)	($65,893)				
Realized bitumen sales[(1)]	**$129,576**	**$181,783**	**$210,599**	**$143,657**	**$62.28**	**$84.76**	**$108.50**	**$88.08**
Transportation & marketing	($16,737)	($18,527)	($17,409)	($15,340)	($8.04)	($8.64)	($8.97)	($9.41)
Royalties	($6,813)	($11,840)	($18,788)	($11,959)	($3.27)	($5.52)	($9.68)	($7.33)
Operating expense- energy	($18,432)	($19,371)	($25,020)	($18,740)	($8.86)	($9.03)	($12.89)	($11.49)
Operating expense- non-energy	($17,874)	($18,082)	($19,416)	($17,767)	($8.59)	($8.43)	($10.00)	($10.89)
Cash operating netback before hedging	**$69,720**	**$113,962**	**$129,966**	**$79,852**	**$33.52**	**$53.14**	**$66.95**	**$48.96**
Realized loss on commodity risk management	($3,614)	($33,780)	($57,263)	($37,608)	($1.74)	($15.75)	($29.50)	($23.06)
Cash operating netback[(1)] after hedging	**$66,106**	**$80,182**	**$72,703**	**$42,244**	**$31.78**	**$37.39**	**$37.45**	**$25.90**
Bitumen sales volumes (bbls/d)	12,615	23,829	21,331	17,727	12,615	23,829	21,331	17,727

(1) Specified financial measures do not have any standardized meaning prescribed by IFRS and may not be comparable with the calculation of similar measures presented by other entities.
Refer to the Specified Financial Measures section in the appendix of this Presentation for further information
(2) Diluted bitumen sales are divided by the total number of diluted bitumen barrels sold during the period to arrive at the $/bbl price.

43

44 Notes: (1) Represents fully vested amount of founder shares. (2) PIPE is reduced dollar - for - dollar on a pro rata basis by the amount of SPAC proceeds after giving effect to redemptions, with co nvertible debt being reduced first ~ PRO - FORMA OWNERSHIP ANALYSIS SENSITIVITY (US Dollars) ($ in millions) SPAC IPO Proceeds – $25 $50 $75 $100 Greenfire Rollover Equity $637 $630 $630 $630 $630 SPAC IPO Investors – 25 50 75 100 Sponsor Equity (1) 43 51 51 51 51 PIPE Equity (2) 50 50 50 25 – Pro Forma Equity Value $730 $755 $780 $780 $780 Implied Redemption Levels 100.0% 91.7% 83.5% 75.2% 67.0% SPAC IPO Proceeds – $25 $50 $75 $100 Greenfire Rollover Equity 87.3% 83.4% 80.7% 80.7% 80.7% SPAC IPO Investors – 3.3% 6.4% 9.6% 12.8% Sponsor Equity (1) 5.9% 6.7% 6.5% 6.5% 6.5% PIPE Equity (2) 6.8% 6.6% 6.4% 3.2% – Total 100.0% 100.0% 100.0% 100.0% 100.0%

Certain financial measures in this presentation do not have a standardized meaning prescribed by IFRS and, therefore, are considered Specified Financial Measures . These Specified Financial Measures may not be comparable to similar measures presented by other issuers . Diluted bitumen sales - comprised of oil sales from the sale of diluted bitumen before subtracting diluent expense Undiluted bitumen sales - comprised of oil sales from the sale of undiluted bitumen Realized bitumen sales - comprised of oil sales from the sale of diluted bitumen, less diluent expense ; oil sales from the sale of undiluted bitumen Cash Operating Netback - comprised of oil sales from the sale of diluted bitumen, less diluent expense, royalties, operating expense, transportation and marketing expense, and realized commodity risk management losses (or gains) Adjusted Funds Flow – comprised of cash provided by operating activities, less changes in non - cash working capital, and other non - cash expenses Free Cash Flow - consists of cash provided by operating activities, less changes in non - cash working capital, other non - cash expenses and capital expenditures Free Cash Flow netback – calculated by dividing Free Cash Flow by Realized Bitumen Sales volumes in the Period Unhedged Unlevered Free Cash Flow Yield – calculated as Free Cash Flow less realized risk management losses (or gains), before financing and interest, divided by Enterprise Value EBITDA - calculated as net Income (loss) and comprehensive income (loss), before financing and interest, income tax, depletion and depreciation Unhedged EBITDA – calculated as EBITDA, less realized and unrealized risk management contracts losses (or gains) Net debt - comprised of long - term debt, adjusted for trade and other payables, cash, and trade and other receivables SPECIFIED FINANCIAL MEASURES 45

CANADIAN PURCHASERS' RIGHTS OF ACTION The following statutory rights of action for damages or rescission will only apply to a purchase of securities in the event that the foregoing investor presentation is deemed to be an offering memorandum pursuant to applicable securities legislation in the Province of Ontario, Saskatchewan and Manitoba . Purchasers of securities in the Provinces or territories other than Ontario, Saskatchewan and Manitoba may have similar statutory rights or may be entitled to contractual rights of action for damages or rescission similar to the statutory rights provided to purchasers in Ontario . Purchasers should refer to the applicable provisions of the securities legislation of their province for the particulars of these rights or consult with a legal adviser . These remedies, or notice with respect thereto, must be exercised, or delivered, as the case may be, by the purchaser within the time limits prescribed by the applicable provisions of such provincial securities legislation . Purchasers should refer to such applicable securities legislation for the complete text of these rights or consult with a legal adviser . Where used in this section, "misrepresentation" means an untrue statement of a material fact or an omission to state a material fact that is required to be stated or that is necessary to make a statement not misleading in light of the circumstances in which it was made . The rights of action described below are in addition to and without derogation from any other right or remedy available at law to the purchaser and are intended to correspond to the provisions of the relevant securities legislation and are subject to the defences contained therein . Rights of Action – Ontario Purchasers If an offering memorandum, together with any amendment to it, is delivered to a purchaser resident in the Province of Ontario and contains a misrepresentation that was a misrepresentation at the time of purchase of the Securities, the purchaser will have a statutory right of action against the issuer of securities for damages or, alternatively, while still the owner of the securities, for rescission without regard to whether the purchaser relied on the misrepresentation . If the purchaser exercises the right of rescission, the purchaser ceases to have a right of action for damages against the issuer . This right of action is subject to the following limitations : (a) the right of action in the case of rescission will be exercisable by a purchaser only if the purchaser gives notice to the defendant, not more than 180 days after the date of the transaction that gave rise to the cause of action, that the purchaser is exercising this right ; or, in the case of any action other than an action for rescission, the earlier of : (a) 180 days after the plaintiff first had knowledge of the facts giving rise to the cause of action, or (b) three years after the date of the transaction that gave rise to the cause of action ; (b) no person or company will be liable if he, she or it proves that the purchaser purchased the securities with knowledge of the misrepresentation ; (c) in an action for damages, the defendant will not be liable for all or any portion of the damages that the defendant proves do not represent the depreciation in value of the security as a result of the misrepresentation relied upon ; and (d) in no case will the amount recoverable in any action exceed the price at which the securities were offered under an offering memorandum . Where an offering memorandum is delivered to a purchaser to whom securities are distributed, this right of action is applicable unless the purchaser is : (a) a Canadian financial institution, meaning either : (i) an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473 (1) of that Act ; or (ii) a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada ; (b) a Schedule III bank, meaning an authorized foreign bank named in Schedule III of the Bank Act (Canada) ; (c) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada) ; or (d) a subsidiary of any person referred to in paragraphs (a), (b) or (c), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by the directors of that subsidiary . CANADIAN PURCHASERS' RIGHTS OF ACTION 46

Rights of Action – Manitoba Purchasers Only The right of action for rescission or damages described herein is conferred by section 141 . 1 of The Securities Act (Manitoba) (the "Manitoba Act") . The Manitoba Act provides, in the relevant part, that in the event that an offering memorandum together with any amendments hereto contains a misrepresentation, a purchaser who purchases a security offered by an offering memorandum is deemed to have relied on the representation if it was a misrepresentation at the time of purchase . Such purchaser has a statutory right of action for damages against the issuer of securities, every director of the issuer at the date of an offering memorandum and every person or company who signed the offering memorandum or, alternatively, while still an owner of the securities purchased by the purchaser, may elect instead to exercise a statutory right of rescission against the issuer, in which case the purchaser shall have no right of action for damages against the issuer, the directors or any person or company who signed the offering memorandum . No such action may be commenced to enforce the right of action for rescission or damages more than : (a) 180 days after the day of the transaction that gave rise to the cause of action, in the case of an action for rescission ; or (b) the earlier of (i) 180 days after the day that the plaintiff first had knowledge of the facts giving rise to the cause of action, or (ii) two years after the day of the transaction that gave rise to the cause of action, in any other case . The Manitoba Act provides a number of limitations and defences, including the following : (a) no person or company will be liable if the person or company proves that the purchaser had knowledge of the misrepresentation ; (b) in an action for damages, the defendant is not liable for all or any part of the damages that the defendant proves do not represent the depreciation in value of the securities as a result of the misrepresentation ; and (c) in no case will the amount recoverable in any action exceed the price at which the Securities were offered under an offering memorandum . All persons or companies referred to above that are found to be liable or accept liability are jointly and severally liable . A defendant who is found liable to pay a sum in damages may recover a contribution, in whole or in part, from a person who is jointly and severally liable to make the same payment in the same cause of action unless, in all the circumstances of the case, the court is satisfied that it would not be just and equitable . In addition, a person or company, other than the issuer, will not be liable if that person or company proves that : (a) the offering memorandum was sent to the purchaser without the person’s or company’s knowledge or consent, and that, after becoming aware that it was sent, the person or company promptly gave reasonable notice to the issuer that it was sent without the person’s or company’s knowledge and consent ; (b) after becoming aware of the misrepresentation, the person or company withdrew the person’s or company’s consent to the offering memorandum and gave reasonable notice to the issuer of the withdrawal and the reason for it ; or (c) with respect to any part of the offering memorandum purporting to be made on the authority of an expert or to be a copy of, or an extract from, an expert’s report, opinion or statement, the person or company did not have any reasonable grounds to believe and did not believe that : (i) there had been a misrepresentation ; or (ii) the relevant part of the offering memorandum (A) did not fairly represent the expert’s report, opinion or statement, or (B) was not a fair copy of, or an extract from, the expert’s report, opinion or statement . In addition, no person or company, other than the issuer, is liable with respect to any part of the offering memorandum not purporting to be made on an expert’s authority and not purporting to be a copy of, or an extract from, an expert’s report, opinion or statement, unless the person or company (a) did not conduct an investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation, or (b) believed there had been a misrepresentation . If a misrepresentation is contained in a record incorporated by reference in, or is deemed to be incorporated into, the offering memorandum, the misrepresentation is deemed to be contained in the offering memorandum . CANADIAN PURCHASERS' RIGHTS OF ACTION (continued) 47

Rights of Action – Saskatchewan Purchasers Only The right of action for rescission or damages described herein is conferred by section 138 of The Securities Act, 1988 (Saskatchewan) (the "Saskatchewan Act") . The Saskatchewan Act provides, in the relevant part, that in the event that the offering memorandum, together with any amendments hereto contains a misrepresentation, a purchaser who purchases securities covered by the offering memorandum or an amendment to the offering memorandum has, without regard to whether the purchaser relied on the misrepresentation, a statutory right for rescission against the issuer of securities or has a right of action for damages against : (a) the issuer ; (b) every promoter and director of the issuer at the time the offering memorandum or any amendment to the offering memorandum was sent or delivered ; (c) every person or company whose consent has been filed respecting the offering of Securities, but only with respect to reports, opinions or statements that have been made by them ; (d) every person who or company that, in addition to the persons or companies mentioned in (a) to (c) above, signed the offering memorandum or any amendment to the offering memorandum ; and (e) every person who or company that sells securities on behalf of the issuer under the offering memorandum or any amendment to the offering memorandum . Such rights of rescission and damages are subject to certain limitations including the following : (a) if the purchaser elects to exercise its right of rescission against the issuer, the purchaser shall have no right of action for damages against the issuer ; (b) in an action for damages, the defendant is not liable for all or any portion of the damages that he, she or it proves do not represent the depreciation in value of the security resulting from the misrepresentation relied on ; (c) no person or company, other than the issuer, is liable in an action for rescission or damages for any part of the offering memorandum or any amendment to the offering memorandum not purporting to be made on the authority of an expert and not purporting to be a copy of or an extract from a report, opinion or statement of an expert, unless the person or company failed to conduct a reasonable investigation sufficient to provide reasonable grounds for a belief that there had been no misrepresentation or believed that there had been a misrepresentation ; (d) in no case shall the amount recoverable exceed the price at which the securities were offered ; and (e) no person or company is liable in an action for rescission or damages if that person or company proves that the purchaser purchased the securities with knowledge of the misrepresentation . In addition, no person or company, other than the issuer, will be liable in an action for rescission or damages if the person or company proves that : (a) the offering memorandum or any amendment to the offering memorandum was sent or delivered without the person’s or company’s knowledge or consent and that, on becoming aware of it being sent or delivered, that person or company immediately gave reasonable general notice that it was so sent or delivered ; or (b) with respect to any part of the offering memorandum or any amendment to the offering memorandum purporting to be made on the authority of an expert, or purporting to be a copy of or an extract from a report, opinion or statement of an expert, the person or company had no reasonable grounds to believe and did not believe that : (i) there had been a misrepresentation ; (ii) the part of the offering memorandum or any amendment to the offering memorandum did not fairly represent the report, opinion or statement of the expert ; or (iii) the part of the offering memorandum or any amendment to the offering memorandum was not a fair copy of or extract from the report, opinion or statement of the expert . Similar rights of action for damages and rescission are provided in respect of a misrepresentation in advertising or sales literature disseminated in connection with an offering of securities . The Saskatchewan Act also provides that where an individual makes a verbal statement to a purchaser of a security that contains a misrepresentation relating to the security purchased and the verbal statement is made either before or contemporaneously with the purchase of the security, the purchaser has, without regard to whether the purchaser relied on the misrepresentation, a right of action for damages against the individual who made the verbal statement . The Saskatchewan Act provides a purchaser with the right to void the purchase agreement and to recover all money and other consideration paid by the purchaser for the securities if the securities are sold in contravention of the Saskatchewan Act, the regulations to the Saskatchewan Act or a decision of the Saskatchewan Financial Services Commission . CANADIAN PURCHASERS' RIGHTS OF ACTION (continued) 48